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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   September 28, 2004
                                                  ------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                   0-1349                       04-1864170
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)

     225 Windsor Drive, Itasca, IL                                 60143
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (630) 875-5300
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


ITEM 5.02  DEPARTURE OF DIRECTOR

Effective September 28, 2004, Donald Krause resigned from the Board of Directors of Enesco Group, Inc. Mr. Krause's resignation was due to his joining another company board that created a potential conflict with his duties at Enesco and was not due to any disagreement with the Company.

Anne-Lee Verville, Chairman of the Board, will serve as Interim Chair of the Audit Committee and the designated "financial expert" under New York Stock Exchange rules.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Enesco Group, Inc.
                                              ----------------------------------
                                                         (Registrant)

Date   9-29-04                                By: /s/ George R. Ditomassi
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                                                 George R. Ditomassi,
                                                 Interim Chief Executive Officer